UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2007 (May 9, 2007)

AVANTAIR, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-51115	1635240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4311 General Howard Drive, Clearwater, Florida 33762

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (727) 539-0071

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

On May 9, 2007, the Audit Committee of Avantair, Inc. (the “Company”) dismissed Goldstein Golub Kessler LLP (“GGK”) as the independent auditors of the Company and appointed J.H. Cohn LLP (“JH Cohn”), an Independent Registered Public Accounting Firm, to serve as the Company’s independent auditors.

On October 2, 2006, the Company entered into a stock purchase agreement with certain stockholders and a letter agreement with other stockholders of Avantair, Inc., a Nevada corporation, (which we refer to as “Old Avantair”), pursuant to which the Company agreed to acquire all of Old Avantair’s issued and outstanding capital stock from its stockholders (referred to herein as the “acquisition”). The stock purchase agreement was amended on December 15, 2006. We refer to the amended stock purchase agreement and the letter agreement together as the Stock Purchase Agreement. On February 22, 2007, the shareholders voted in favor of the acquisition.

GGK had been the independent accountants of the Company since the Company’s inception on September 14, 2004. Their report dated March 26, 2007 on the Company’s audited financial statements for the years ended December 31, 2006 and 2005 and the cumulative period from September 14, 2004 to December 31, 2006 did not contain an adverse opinion or a disclaimer of opinion nor was it modified as to uncertainty, audit scope or accounting principles. During the period from the inception of the engagement through May 9, 2007, the termination of the engagement, the Company had no disagreements with GGK on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to GGK’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports. During our two most recent fiscal years, and the subsequent interim period through the date GGK was dismissed, GGK did not advise the Company as to any reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

JH Cohn has been the independent accountants for Old Avantair since August 1, 2006. The audit committee of the Company’s board of directors determined that because the financial statements of the Company are tantamount to the financial statements of Old Avantair, for reasons of continuity, JH Cohn should become the independent accountants of the Company. During the period that GGK had acted as the Company’s independent accountants, the Company did not consult with JH Cohn on either application of accounting principles or type of audit opinion or any of the other matters specified in Item 304(a)(1)(v) of Regulation S-K. In addition, prior to the Stock Purchase Agreement, Old Avantair did not consult with GGK as to any accounting or auditing matter.

The Company has requested and received from GGK, a letter, dated May 11, 2007, addressed to the Securities and Exchange Commission stating the GGK agrees with the above statements. A copy of the GGK letter is attached as an exhibit to this Form 8-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) EXHIBITS.

16.1	Letter from Goldstein Golub Kessler LLP, dated May 11, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVANTAIR, INC.

Date: May 14, 2007	By:	/s/ John Waters
John Waters
Chief Financial Officer (Authorized Officer and Principal Financial Officer)

EXHIBIT INDEX

Exhibit Number	Exhibit
16.1	Letter from Goldstein Golub Kessler LLP, dated May 11, 2007